                                                                                                                            Exhibit 10.12

DEBENTURE
(QUEST CANADA CORP.)

QUEST CANADA CORP., a corporation existing under the laws of the Province of Alberta and having an office and carrying on business in Calgary, Alberta.

1.
Quest Canada Corp. (the "Corporation"), for value received, acknowledges that it is or may become indebted to the lenders, as more particularly described in Schedule "B" hereto (the "Lenders") up to the principal amount of FIFTEEN MILLION UNITED STATES DOLLARS (US$15,000,000.00) (the "Principal Sum") and covenants and agrees to and with the Lenders that it will pay to the Lenders the Principal Sum in lawful money of Canada, on demand, and further covenants and agrees with the Lenders that it will pay to the Lenders interest on the Principal Sum or so much thereof remaining from time to time owing, and interest thereon, at such rate or rates per annum as may be provided for in agreements made between the Lenders and the Corporation from time to time, such rates to not be less than fifteen percent (15%) in any event, and such interest to be calculated on the portion or portions of the Principal Sum and interest thereon as shall from time to time remain unpaid. All payments of principal and interest are to be made at the addresses of the Lenders shown in Schedule "B" attached hereto. Interest payable hereunder shall be payable both before and after maturity and before and after judgment until all monies payable hereunder, with interest as aforesaid, shall have been fully paid and satisfied. This Debenture secures payment by the Corporation to the Lenders of all debts and liabilities, present and future, direct and indirect, absolute and contingent, matured or not at any time owing by the Corporation to the Lenders, whether arising from dealings between the Lenders and the Corporation or from any other dealings or proceedings by which the Lenders may be or become in any manner whatsoever creditors of the Corporation, and whenever incurred, and whether incurred by the Corporation alone or with another or others and whether as principal or surety, including without limitation all interest, commissions, legal and other expenses and charges (hereinafter collectively called the "Indebtedness").

For the purposes of this Debenture, “Note and Warrant Purchase Agreement" means the note and warrant purchase and sale agreement dated the _____ day of September, 2005 between the Lenders and Quest Oil Corporation.

2.
Neither the execution, delivery nor registration of this Debenture nor the advance in part of the Principal Sum hereby secured shall bind the Lenders to advance the Principal Sum or any un-advanced portion thereof but nevertheless the lien and charge hereby created shall take effect forthwith on the execution hereof and shall be a continuous charge notwithstanding that the balance owing hereunder may fluctuate and may be from time to time and at any time reduced to a nil balance and further notwithstanding that the advance of monies hereunder may be repaid and further advanced, it being understood that such continuous charge shall be security for any balance of any and all of the Indebtedness at any time and from time to time payable under the provisions of this Debenture.

3.
The Indebtedness shall be paid without regard to any equities between the Corporation and the original or intermediate holder hereof or any set-off or cross-claims and the receipt of the Lenders for the payment of the Indebtedness will be a good discharge to the Corporation in respect thereof.

4.	As security for the due payment of the Indebtedness and the performance of the obligations of the Corporation herein contained:

(a)
the Corporation mortgages, charges, grants and assigns to and in favour of the Lenders as and by way of a first fixed and specific mortgage, charge and security interest all of its present and after-acquired right, title, estate and interest in and to that property as may be described and referred to in Schedule "A" hereto, including proceeds thereof, together with any and all accretions and accessions thereto, substitutions therefor and any and all fixtures and attachments and other property at any time or times placed upon or associated with, or as may be necessary for the effective use and operation of the property as may be described in the Schedule "A" and which forms part thereof, all of which, together with any other property subsequently acquired and specifically mortgaged and charged as herein provided for, is hereinafter collectively referred to as the "Specifically Mortgaged Property";

(b)
the Corporation mortgages, charges, grants and assigns to and in favour of the Lenders as and by way of a first floating mortgage, charge and security interest all of its present and after-acquired right, title, estate and interest in and to all real property that is not subject to the fixed and specific mortgage, charge and security interest provided for in clause 4(a), including proceeds thereof together with any and all accretions and accessions thereto, substitutions therefor and any and all fixtures and attachments and other property at any time or times placed upon or associated with, or as may be necessary for the effective use and operation of, such property; and

(c)
the Corporation mortgages, charges, grants, creates and assigns to and in favour of the Lenders as and by way of a first mortgage, charge and continuing security interest, and the Lenders hereby take a continuing security interest, in all of the Corporation's present and after-acquired personal property of whatsoever nature and kind and wheresoever situate including, without limitation, its goods, chattel paper, securities, documents of title, instruments, money and intangibles, as those terms are defined in the Personal Property Security Act (Alberta), together with any and all other property and undertakings not included in clause 4(a) or (b) above.

For all purposes of this Debenture, the words "Mortgaged Property" mean and include all present, after-acquired and future undertakings, property and assets of the Corporation, all as described in subclauses (a), (b) and (c) of this clause 4.

5.
The Corporation hereby covenants and agrees that if at any time during the currency of this Debenture it shall acquire any property which is in addition to or incremental to the Specifically Mortgaged Property that has a value in excess of $100,000.00 it shall, forthwith upon such acquisition, give notice thereof to the Lenders, and the Corporation does hereby further covenant and agree to forthwith execute and deliver such deeds, documents, instruments and assurances as the Lenders may require to subject such property to the specific mortgage and charge created by clause 4(a) of this Debenture. Further, the Lenders are hereby granted the right to attach to the Debenture from time to time a land schedule setting forth those of the Corporation's properties and assets as the Lenders may determine in their sole discretion, and to revise from time to time such land schedule as the Lenders may determine in their sole discretion, and the Corporation hereby authorizes the Lenders to do so as its duly appointed attorneys. The Corporation ratifies and confirms any and all such actions so taken by the Lenders from time to time.

6.
The lien, charge and security interest hereby created shall be a continuous charge notwithstanding that Schedule "A" hereto may be amended from time to time and further notwithstanding that Schedule "A" may not set forth or describe any properties from time to time.

7.
This Debenture shall also operate as security for the due observance and performance of all obligations of the Corporation under all guarantees made by the Corporation in favour of the Lenders whether the same are made prior to, concurrent with or after the date hereof, and for the due payment of all monies that at any time and from time to time become payable by the Corporation to the Lenders pursuant to any and all such guarantees.

8.	The Corporation represents, warrants and undertakes to and with the Lenders that:

(a)
the Corporation has good right and lawful authority to grant a security interest in, convey, assign, transfer, mortgage and charge the Mortgaged Property according to the true intent and meaning of this Debenture;

(b)
this Debenture constitutes legal, valid and binding obligations of the Corporation, enforceable in accordance with the terms hereof, subject to applicable bankruptcy, insolvency or similar laws affecting creditor’s rights generally and to the availability of equitable remedies; and

(c)
the Mortgaged Property is, and will continue to be, free and clear of all adverse claims, mortgages, liens and charges of any nature whatsoever other than those in favour of the Lenders and those described below:

(i)	liens for taxes, assessments or governmental charges not yet due or delinquent;

(ii)
builder's, carrier's, warehouseman's, mechanic's or other similar liens incidental to construction or operations which have not been filed pursuant to law and relate to obligations not due or delinquent;

(iii)
liens in favour of a public utility or any municipality or governmental or other authority when required by such public utility or municipality or other authority in connection with the operations of the Corporation in the ordinary course of business of the Corporation, which in the aggregate do not detract materially from the value of any part of the Mortgaged Property or its use in the operations of the Corporation; and

(iv)
liens (not filed pursuant to law) incurred or created in the ordinary course of business of the Corporation and in accordance with sound industry practice in respect of any of the Mortgaged Property as security in favour of any other person who is conducting the exploration, development or operation of the property to which such liens relate, as to the Corporation's proportionate share of the costs and expenses of such exploration, development or operation; and provided the payment of such costs and expenses are not due or delinquent;

(Items (i) to (iv) above are collectively referred to hereinafter as the "Permitted Encumbrances").

(d)	the Corporation has complied in all material respects with applicable legislation governing the Corporation and the Mortgaged Property, including without limitation all environmental legislation;

(e)
the Corporation is not aware of any material environmental damage, pollution or contamination whatsoever relating to the Mortgaged Property, whether arising from or relating to the drilling of wells or conduct of operations, the production of petroleum substances or otherwise; and

(f)
the Corporation is not aware of any investigation, order, notification, request or other proceedings issued or commenced under any federal, provincial, or local environmental pollution law, regulation or ordinance respecting the Mortgaged Property or the Corporation, or any non-compliance with or violation of such notice, proceedings or laws.

9.
Notwithstanding anything in this Debenture, it is understood and agreed that the security interest created hereby shall not extend or apply to the last day of the term of any lease or any agreement therefor but upon the enforcement of this Debenture the Corporation shall stand possessed of such last day in trust to assign the same to any person, firm or corporation acquiring such term.

10.	The Corporation shall not, without the prior express written consent of the Lenders, not to be unreasonably withheld:

(a)
grant, create or assume any mortgage, pledge, charge or other encumbrance of whatsoever nature or kind charging the whole or any part of the Mortgaged Property, whether specifically, by way of floating charge, by way of security interest, or otherwise, other than the Permitted Encumbrances;

(b)
suffer or permit any lien or encumbrance not expressly permitted by this Debenture to rank in priority to or pari passu with this Debenture or to arise or exist against the Mortgaged Property or any part thereof; or

(c)	do anything which from time to time the Corporation has agreed not to do under the provisions of any other agreement or instrument with the Lenders.

11.	The Corporation shall:

(a)
carry on and continuously conduct its business in a manner consistent with generally accepted industry practices; to the extent it is able, maintain, repair and keep in good working order and condition in accordance with generally accepted industry practices the Mortgaged Property; pay all rents and royalties and observe all material covenants reserved by and contained in all leases through which the Corporation holds an interest in any Mortgaged Property other than those leases respecting lands that are to be abandoned and reclaimed in the ordinary course of the Corporation's business; and carry on business and operate those oil and gas assets which it is operator of in accordance with good oilfield practices, accepted industry standards and all applicable agreements, regulations and laws;

(b)
insure and keep insured such of the Mortgaged Property as is of a nature usually insured against loss or damage by fire or other causes to its full insurable value in a company or companies acceptable to the Lenders and at the request of the Lenders assign to the Lenders all monies payable in respect of any and all such insurance;

(c)
maintain adequate and appropriate insurance, including insurance for public liability, blow-outs, and all-risk perils in a company or companies acceptable to the Lenders and at the request of the Lenders assign to the Lenders all monies payable in respect of any and all such insurance;

(d)	defend title to the Mortgaged Property against the claims and demands of all persons, firms or corporations whomsoever;

(e)	if requested, provide to the Lenders from time to time such information about the Mortgaged Property and the Corporation as the Lenders may reasonably request;

(f)	abide by, observe and perform the terms and covenants of all agreements entered into from time to time with the Lenders;

(g)	upon reasonable notice by the Lenders, allow the Lenders access to visit and inspect the Mortgaged Property;

(h)	notify the Lenders in writing immediately in the event that a contaminant spill, emission or any other environmental damage whatsoever:

(i)	occurs or is discovered on any property in which the Corporation holds an interest, or on any property adjacent to such property; or

(ii)	results from, directly or indirectly, any operation conducted by or on behalf of the Corporation,

that may have a material adverse effect on the Corporation or the Mortgaged Property;

(i)
notify the Lenders in writing immediately upon receiving any notice, order or decree, or being subject to any fine, under any environmental law, regulation, rule, order, procedure or control that may have, singly or in the aggregate, a material adverse effect on the Corporation or the Mortgaged Property; and

(j)
provide to the Lenders, at the Corporation’s expense, immediately upon receiving a request therefor from the Lenders, any and all reports, studies, information and documents the Lenders may require or request respecting the environmental condition of any of the Mortgaged Property or any liability the Corporation may have for environmental damage, including without limitation any studies or reports which the Lenders request be prepared, such studies or reports to be prepared by a firm acceptable to the Lenders; in the event these studies or reports disclose that all applicable environmental laws, regulations, orders, procedures and controls have not been or are not being complied with, the Corporation shall take all action necessary to ensure that compliance is effected by the date stipulated by the Lenders.

12.
In the event of a loss under any of the insurance maintained by the Corporation, the Lenders, at its option, may apply the insurance proceeds on account of the Principal Sum and interest secured hereby or may apply the same to rebuilding, repairing and restoring the Mortgaged Property, or may apply the same partly for one purpose and partly for the other purpose.

13.	The Indebtedness shall immediately become due and payable, whether with or without prior demand therefor, and the security hereby constituted shall become immediately enforceable:

(a)	if the Corporation makes default in payment when due of any indebtedness or liability to the Lenders whether secured hereby or not;

(b)
if and when the Corporation shall make default in payment of any part of the Indebtedness on the days appointed for payment under this Debenture or otherwise or, in the case of the Principal Sum, upon demand being made for payment thereof;

(c)
if and when there is any breach of, or there exists a default under, any of the covenants contained in clause 11 hereof, and such breach or default remains unrectified thirty (30) days after the Lenders have given notice thereof to the Corporation, the Corporation acknowledging that this curative period does not alter the demand nature of the Indebtedness and that the Lenders may demand payment in full of the Indebtedness at any time, and that if such demand is made the security hereby constituted shall become immediately enforceable without prejudice to the Lenders' other rights and remedies;

(d)
a representation or warranty contained herein is or becomes untrue in any material respect, or if the Corporation shall commit any breach of, or there exists a default under, any of the covenants contained in clause 10 hereof;

(e)
if the Corporation shall become in breach or default in the observance or performance of any term, condition, covenant, agreement, representation or warranty contained in any present or future agreement between the Lenders and the Corporation and the breach or default is not remedied within the grace period (if any) set forth in such agreement;

(f)
if the Corporation threatens to commit or commits any act or acts of bankruptcy; if a petition in bankruptcy is filed or presented against the Corporation; if the Corporation makes any assignment for the benefit of its creditors or if the Corporation enters into any arrangement with its creditors; if the Corporation becomes bankrupt or insolvent, or makes an authorized assignment pursuant to the Bankruptcy and Insolvency Act or any substitute or replacement legislation therefor; if proceedings are commenced to appoint a receiver, receiver/manager, or trustee in respect of the assets of the Corporation; if the Corporation is party to any transaction which is or falls within the contemplation of any fraudulent preferences legislation; if a petition is filed, an order made, a resolution passed or any proceedings are taken for the dissolution, liquidation or winding-up of the Corporation; if the Corporation ceases or threatens to cease to carry on its business; if proceedings are commenced for the suspension of the business of the Corporation; if the Corporation sells or disposes of its assets other than as expressly permitted in this Debenture; if any judgment against the Corporation shall remain unsatisfied for a period in excess of thirty (30) days; if any proceedings are commenced against the Corporation under the Companies Creditors Arrangement Act or the Bankruptcy and Insolvency Act or any substitute or replacement legislation therefor;

For the purposes of this Debenture, "Events of Default" means the events described in any of the subclauses in this Clause 13.

Nothing in this clause or elsewhere in this Debenture shall in any way alter the demand nature of the Indebtedness or any part thereof, and the Lenders may, if they deem advisable, in their sole and absolute discretion, demand payment in full of the Indebtedness (and of all other indebtedness and obligations secured hereby) at any time, and if such demand is made the security hereby constituted shall become immediately enforceable without prejudice to the Lenders' other rights and remedies.

14.
If the Indebtedness or any portion thereof is not paid by the Corporation upon demand made by the Lenders, whether before or after an Event of Default, or if an Event of Default occurs, all of the Indebtedness shall automatically become immediately due and payable and the Corporation shall immediately pay to the Lenders all amounts owing in respect of the Indebtedness. Without restricting anything herein contained, it is the intent and purpose hereof that the Indebtedness shall become payable and be paid on demand or upon the occurrence of an Event of Default without any requirement of time or further notice of any kind, all of which are expressly waived by the Corporation.

15.
If the security hereby constituted shall become enforceable pursuant to the terms hereof, and the Corporation acknowledges to and agrees with the Lenders that the Lenders may enter into possession of all or any part of the Mortgaged Property, or the Lenders may commence such legal action or other proceedings (including, without limitation, actions or proceedings seeking foreclosure and/or sale and the appointment of a receiver, which term as used in this Debenture includes a receiver-manager) as it in its sole and absolute discretion may deem expedient and realize upon any security granted in favour of the Lenders, all without the obligation to marshal its security and without any additional notice, presentation, demand or protest, all of which the Corporation hereby expressly waives. Upon the security hereby constituted becoming enforceable pursuant to the terms hereof, the Corporation shall be deemed thereupon to have irrevocably appointed the Lenders as its true and lawful attorney, for and in its name, place and stead, to execute and deliver for and on behalf of the Corporation all such transfers, leases, mortgages, grants, pledges, deeds, documents, instruments and assurances and do and perform all such acts and things as may be necessary or advisable to carry out the rights, remedies and powers hereby granted to the Lenders. The rights and remedies of the Lenders hereunder are cumulative, are in addition to and are not in substitution for any rights or remedies provided by law or contained in any other agreement, instrument, or security heretofore or hereafter granted by the Corporation in favour of the Lenders, and any and all such rights or remedies may be exercised independently or concurrently by the Lenders.

16.
The Lenders may, at any time after the security hereby constituted shall have become enforceable, appoint any person, firm or corporation, whether an officer or employee of the Lenders or not, to be a receiver of all or any part of the Mortgaged Property and may from time to time remove any receiver so appointed and appoint another in its stead and the Lenders shall not in any way be responsible for any misconduct or negligence on the part of any such receiver.

17.
A receiver so appointed shall, for the purposes of responsibility for his acts, be deemed to be the agent of the Corporation and not of the Lenders, and shall (unless limited by applicable legislation) have power:

(a)
to take possession of, collect and otherwise assume control all or such part of the Mortgaged Property as the receiver deems appropriate from time to time and for that purpose take any proceedings in the name of the Corporation or otherwise;

(b)	to carry on or to concur in the carrying on of the business of the Corporation;

(c)	to sell or lease or concur in selling or leasing all or any part of the Mortgaged Property;

(d)	to make any arrangement or compromise which the receiver may consider expedient;

(e)	to prosecute and defend all suits, proceedings and actions which the receiver considers necessary or advisable for the proper protection of the Mortgaged Property; and

(f)
for any one or more of the above purposes, to borrow money and grant security for the repayment thereof and all amounts so borrowed, together with interest thereon, may form a first fixed charge upon the Mortgaged Property, and for the purposes aforesaid, the Corporation hereby authorizes a receiver so appointed (and by these presents does so appoint such receiver its true and lawful attorney for and in its name, place and stead) to execute and deliver for and on behalf of the Corporation all such transfers, leases, mortgages, deeds, documents, instruments and assurances and do and perform all such acts and things as may be necessary or advisable to carry out the powers hereby granted, subject to applicable law. Further, the receiver shall be vested with such other discretions and powers as may be granted in the instrument of appointment and any supplement thereto. The aforesaid authorization and appointment shall in no way limit, restrict or derogate from, in any manner whatsoever, those powers and authorities which such receiver shall otherwise have and enjoy.

The net profits of carrying on the business of the Corporation and the net proceeds of sale of the Mortgaged Property, or any part or parts thereof, shall be applied by the receiver, subject to the claim of all secured and unsecured creditors (if any), ranking in priority to this Debenture:

Firstly:
in payment of all costs and expenses of and incidental to the appointment of the receiver and the exercise by him of all or any of the aforesaid powers, including the reasonable remuneration of the receiver and all other costs and expenses properly paid or payable by the receiver;

Secondly:	in and towards payment to the Lenders of the Indebtedness to be applied by the Lenders thereto at their discretion to any interest or principal remaining payable or due on or under this Debenture; and

Thirdly:      any surplus shall be paid to the Corporation.

The Lenders shall have no liability to the receiver for the receiver's remuneration, costs, charges or expenses.

18.
The Corporation acknowledges that if a stay of proceedings is issued against the Corporation pursuant to the Bankruptcy and Insolvency Act, the Companies’ Creditors Arrangements Act or otherwise, the Lenders would be irreparably harmed and materially prejudiced if any proceeds of the Mortgaged Property were used for any purpose other than the repayment of the debts secured hereby, and the Corporation hereby acknowledges and agrees that any proceeds of the Mortgaged Property received by the Corporation while such stay is in effect shall be received and held in trust for the Lenders.

19.
If the security hereby constituted shall become enforceable, the Lenders may, either before or after any entry, and to the extent permitted by law, sell and dispose of the Mortgaged Property, either as a whole or in separate parcels, at a public auction or by tender or by private sale at such time or times as the Lenders may determine, with or without notice to the Corporation, and may make any such sale, either for cash or credit or part cash and part credit or any other arrangement providing for deferred payment, and with or without advertisement, and with or without a reserve bid as the Lenders may see fit, and the Lenders may also rescind or vary any contract of sale that may have been entered into and resell with or under any of the powers conferred hereunder and adjourn any such sale from time to time and may execute and deliver to the purchaser or purchasers of the Mortgaged Property or any part thereof a good and sufficient deed or conveyance or deeds or conveyances for the same, the Lenders being hereby constituted the irrevocable attorney of the Corporation for the purpose of making such sale and executing such deeds or conveyances, and any such sale made as aforesaid shall be a perpetual bar both in law and in equity against the Corporation and all other persons claiming all or any part of the Mortgaged Property by, from, through or under the Corporation.

20.
Notwithstanding the terms of this Debenture, the Corporation shall remain liable to perform all of its duties and obligations in regard to the Mortgaged Property (including without limitation all of its duties and obligations arising under any leases, licenses, permits, reservations, contracts, agreements, instruments, contractual rights and governmental orders and authorizations now or hereafter pertaining thereto) to the same extent as if this Debenture had not been executed, and the exercise by the Lenders of their rights and remedies under or in regard to this Debenture shall not release the Corporation from such duties, the Lenders having no liability for such duties and obligations by reason only of the execution and delivery of this Debenture.

21.
The Lenders may (at any time and from time to time) pay or satisfy any lien, charge or encumbrance now existing or hereafter created or claimed upon the Mortgaged Property, or any part thereof, and all amounts so paid shall be added to the debt hereby secured and the same shall be payable forthwith with interest at the rate provided for herein and all amounts so paid, with interest thereon as aforesaid, shall be charged upon the Mortgaged Property.

22.
The Corporation hereby indemnifies and agrees to hold harmless the Lenders and their successors and assigns from and against all liabilities, actions, claims, demands, judgments, costs (including all reasonable legal fees and expenses whatsoever), charges and reasonable legal fees that may be made against or incurred by the Lenders arising directly or indirectly by reason of any claim, action or charge that the Lenders have received funds that are or may be the property of or be claimed by a third person, either before or after the payment in full of the Principal Sum, interest and other monies secured hereby and either before or after the release either wholly or partially of the mortgage, charge and security interest created hereby; and the Lenders shall have the right to defend against any such claims, actions and charges, and claim from the Corporation all expenses incurred by the Lenders in connection therewith, including without limitation all reasonable legal fees and expenses whatsoever that may be paid by the Lenders in connection therewith. This covenant and indemnity shall survive the repayment of the Indebtedness and shall remain in full force and effect for the benefit of the Lenders notwithstanding the full or partial release of the mortgage, charge and security interest created hereby, or any foreclosure in respect thereof. If any such claim, action or charge as aforesaid is made after the full or partial release of the mortgage, charge and security interest created hereby, or any foreclosure in respect thereof, such mortgage, charge and security interest shall automatically be reinstated without any further action by the Corporation or the Lenders, as if and as though such security interest had never been released or foreclosed, and shall constitute security for all such amounts claimed by the Lenders pursuant to this indemnity.

23.
The Corporation hereby indemnifies and agrees to hold harmless the Lenders from and against any and all liabilities, actions, claims, demands, judgments, costs (including all reasonable legal fees and expenses whatsoever), charges, fines, penal or administrative sanctions suffered by the Lenders, to the extent same are not caused by the gross negligence or willful misconduct of the Lenders, relating directly or indirectly to the Corporation or the Mortgaged Property and arising directly or indirectly out of: (a) any breach of or claim under federal, provincial, or local environmental laws or regulations, including: (i) all costs of any required or necessary repair, clean-up, detoxification, or other compliance with any federal, provincial, or local environmental laws or regulations (whether such action is required or necessary) and; (ii) all costs of determining whether any of the Corporation’s activities are in compliance and causing such activities to be in compliance with all federal, provincial, or local environmental laws or regulations and; (b) damages to persons or property, and the Lenders' reasonable legal and consultant’s fees and expenses and court costs in respect thereof. This covenant and indemnity shall survive the repayment of the Indebtedness and shall continue in full force and effect for the benefit of the Lenders notwithstanding the full or partial release of the mortgage, charge and security interest created hereby, or any foreclosure in respect thereof. If any amount becomes payable pursuant to this indemnity after the full or partial release of the mortgage, charge and security interest created hereby, or any foreclosure in respect thereof, such mortgage, charge and security interest shall automatically be reinstated without any further action by the Corporation or the Lenders, as if and as though such security interest had never been released or foreclosed, and shall constitute security for all such amounts claimed by the Lenders pursuant to this indemnity.

24.
Unless caused by the gross negligence or willful misconduct of the Lenders, any receiver or any agent of the Lenders, neither the Lenders nor any receiver nor any agent of the Lenders shall: (i) be responsible or liable for any debts contracted by it, for damages to persons or property, for salaries or for non-fulfillment of contracts during any period when the Lenders or any receiver shall manage or be in possession of any security interest created hereby; (ii) be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable; (iii) nor be bound to do, observe or perform or to see to the observance or performance by the Corporation of any obligations or covenants imposed upon the Corporation; (iv) nor in the case of any chattel paper, security or instrument, be obligated to preserve rights against any other persons. The Corporation hereby waives any law permitted to be waived by it which imposes higher or greater obligations upon the Lenders or any receiver than aforesaid.

25.
The Corporation hereby indemnifies and agrees to save harmless the Lenders and every receiver from and against any and all any and all liabilities, actions, claims, demands, judgments, costs (including all reasonable legal fees and expenses whatsoever), charges, fines, penal or administrative sanctions made against, suffered or incurred by the Lenders or any receiver and relating directly or indirectly to the taking of this Debenture, unless the foregoing is suffered or incurred due to the gross negligence or willful misconduct of the Lenders or such receiver; and the Lenders and every receiver shall have the right to defend against any such liabilities, actions, claims, demands, charges and sanctions and to claim from the Corporation all expenses incurred in connection therewith (including all reasonable legal fees and expenses whatsoever). It is understood and agreed that the covenants and conditions of this clause shall remain in full force and effect notwithstanding the payment or release, either partially or wholly, of the mortgage, charge and security interest created hereby, or any foreclosure in respect thereof. If any amount becomes payable pursuant to this indemnity after the full or partial release of the mortgage, charge and security interest created hereby, or any foreclosure in respect thereof, such mortgage, charge and security interest shall automatically be reinstated without any further action by the Corporation or the Lenders, as if and as though such security interest had never been released or foreclosed, and shall constitute security for all such amounts claimed by the Lenders pursuant to this indemnity.

26.
The Indebtedness will be paid in lawful money of the United States in favour of the Lenders payable at the addresses of the Lenders shown in Schedule "B" attached hereto, as the same shall become due and payable hereunder.

27.
(a)No postponement or partial release or discharge of the mortgages and charges created by this Debenture shall in any way operate or be construed to release or discharge the security hereby constituted except as therein specified, or to release or discharge the Corporation from any obligation or liability to the Lenders under this Debenture.

(b)
The Lenders may waive any breach or default by the Corporation of any of the provisions contained in this Debenture or any breach or default by the Corporation in the observance or performance of any covenant or condition required to be observed or performed by the Corporation under the terms of this Debenture; provided that any such waiver shall apply only to the particular breach or default waived and shall not operate as a waiver of any other or future breach or default. Further, no delay or omission upon the part of the Lenders to exercise any right or power hereunder shall impair such right or power or be considered to be a waiver of any breach or default or any acquiescence thereunder.

(c)
The taking of a judgment or judgments by the Lenders on any of the covenants herein contained or on any of the covenants contained in any further or associated security documentation taken pursuant hereto shall not operate as a merger of the said covenants nor affect the right of the Lenders to interest at the applicable rates and times as provided for herein.

(d)
Nothing in this Debenture shall be construed as a subordination by the Lenders of the mortgages, charges and security interests created hereby to any of the Permitted Encumbrances, it being the intent that all such mortgages, charges and security interests shall be a first mortgage, charge and security interest.

28.	The security hereby created is in addition to and not in substitution for any other security or securities which the Lenders may now or from time to time hold or take from the Corporation.

29.
Each Lender agrees and acknowledges that this Debenture is being held by the Lenders to secure the Indebtedness on a pari passu basis. Each of the Lenders hereby acknowledges that to the extent permitted by law, the Mortgaged Property and the remedies provided under this Debenture to the Lenders are for the benefit of the Lenders collectively and acting together and not severally and further acknowledges that its rights hereunder and under any Mortgaged Property are to be exercised not severally, but by an agent upon the decision of a majority of Lenders, where a majority of Lenders means a group of Lenders who collectively represent 51% of the value of the indebtedness owing to the Lenders under the senior secured convertible promissory notes issued under the Note and Warrant Purchase Agreement (the "Majority Lenders"). The Majority Lenders shall appoint such agent (the "Agent"). Accordingly, notwithstanding any of the provisions contained herein, each of the Lenders hereby covenants and agrees that it shall not be entitled to take any action hereunder but that such action shall be taken only by the Agent with the prior written agreement of the Majority Lenders. Each of the Lenders hereby further covenants and agrees that upon any such written agreement being given, it shall co-operate fully with the Agent to the extent requested by the Agent. Notwithstanding the foregoing, in the absence of instructions from the Lenders and where in the sole opinion of the Agent, acting reasonably and in good faith, the exigencies of the situation warrant such action, the Agent may without notice to or consent of the Lenders take such action on behalf of the Lenders as it deems appropriate or desirable in the interest of the Lenders.

30.
The Corporation hereby agrees to pay to the Lenders, forthwith upon demand, all reasonable costs, charges and expenses (including all legal fees and expenses) which the Lenders suffer or incur in connection with the preparation, execution, delivery, registration, administration, defending, amendment and enforcement of this Debenture together with interest thereon at the rate provided for herein from the date the Lenders make demand for payment of such costs, charges and expenses so suffered or incurred.

31.	The Corporation, by executing this Debenture, hereby acknowledges and agrees that:

(a)	value has been given by the Lenders;

(b)	the Corporation has rights in the Mortgaged Property;

(c)	there is no agreement to postpone the attachment of the security interest hereby created;

(d)	the Corporation has received a duplicate original of this Debenture;

(e)
notwithstanding that the mortgage, charge and security interest created pursuant to clause 4(b) is stated to be a floating charge, the time for attachment of the mortgage, charge and security interest created pursuant to this Debenture has not been postponed and is intended to attach when this Debenture is signed by the Corporation, and attaches at that time to property in which the Corporation then has any right, title or interest and attaches to property in which the Corporation subsequently acquires any right, title or interest at the time when the Corporation first acquires such right, title or interest; and

(f)
the Corporation hereby waives its right to receive a copy of any financing statement or financing change statement or notice registered by the Lenders in connection with this Debenture and any statement issued with respect thereto where such waiver is not otherwise prohibited.

32.
Any notice, direction or other instrument required or permitted to be given under this Debenture by the Lenders to the Corporation, or by the Corporation to the Lenders, will be in writing and may be given by delivering same or by fax to the following address:

If to the Corporation:

Quest Canada Corp.•
Calgary, AB •
Attention: •
Facsimile: •

If to the Lenders:

See names and addresses shown on Schedule "B" attached hereto.

Any communication aforesaid will:

(a)	if delivered, be deemed to have been given or made at the time of delivery; and

(b)
if sent by electronic communication, be deemed to have been given or made on the day it was sent if confirmation of receipt is obtained during normal business hours on that day, or on the next day if confirmation is received after normal business hours.

The Lenders and the Corporation may change their respective addresses for service as set forth in this clause by giving notice thereof to the other as herein provided for.

33.
The Corporation shall execute and deliver to the Lenders such further and other deeds, documents, instruments and assurances and do or cause to be done all such other acts and things as may be required by the Lenders from time to time to give full force and effect to this Debenture and the mortgages, charges and security interests created hereby.

34.
The Corporation hereby authorizes the Lenders to file or register such financing statements, financing change statements and other documents as the Lenders may deem appropriate to perfect on an ongoing basis and continue the mortgage, charge and security interest created hereby and to protect and preserve the Mortgaged Property.

35.	This Debenture shall enure to the benefit of the Lenders and their successors and assigns and shall be binding upon the Corporation and its successors and assigns.

36.
This Debenture shall be interpreted and governed by the laws in force in the Province of Alberta, except as and to the extent that the laws of any jurisdiction may otherwise validly require, and the Corporation irrevocably submits to the jurisdiction of the Courts of the Province of Alberta.

37.
To the extent that any of the Mortgaged Property is in the Province of Saskatchewan or this Debenture is governed by the laws of Saskatchewan, the Corporation agrees that the Limitation of Civil Rights Act, the Land Contracts (Actions) Act and Part IV (excepting only section 46) of the Saskatchewan Farm Security Act do not apply insofar as they relate to actions as defined in those Acts, or insofar as they relate to or affect this Debenture, the rights of the Lender under this Debenture or any instrument, mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), assignment, financial lease, title retention agreement or arrangement, security interest or other encumbrance of any nature however arising, security agreement or other document of any nature that renews, extends or is collateral to this Debenture.

38.	Time shall be of the essence hereof.

39.
The Corporation acknowledges and agrees that in the event that it amalgamates or merges with any other corporation or corporations, it is the intention of the Corporation and the Lenders that the term "Corporation" when used herein shall apply to each of the amalgamating corporations and to the resulting amalgamated corporation, such that the mortgage, charge and security interest created hereby shall secure all present and future Indebtedness to the Lenders of each of the amalgamating corporations and the amalgamated corporation. The mortgage, charge and security interest created hereby will attach to all of the Mortgaged Property owned by each corporation amalgamating with the Corporation and by the amalgamated corporation at the time of the amalgamation, and shall attach to any Mortgaged Property thereafter owned or acquired by the amalgamated corporation.

40.
The provisions of the Note and Warrant Purchase Agreement are not superseded by or merged in the execution or registration of this Debenture, and the provisions of the Note and Warrant Purchase Agreement shall remain in full force and effect until all of the conditions thereof to be observed and performed by the Corporation have been fully paid and satisfied, provided however that in the event of a conflict between the terms of the Note and Warrant Purchase Agreement and the terms of this Debenture, the terms of the Note and Warrant Purchase Agreement shall prevail. Notwithstanding the foregoing, if there is any right or remedy of the Lenders set forth in this Debenture which is not set forth in the Note and Warrant Purchase Agreement, such right or remedy shall not constitute a conflict.

41.
Any provision of this Debenture which is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Debenture, all without affecting the remaining provisions of this Debenture or affecting the validity or enforceability of such provision in any other jurisdiction.

42.	To the full extent that it may lawfully do so, the Corporation hereby:

(a)	waives and disclaims any benefit of, and shall not have or assert any right under any statute or rule of law pertaining to the marshalling of assets; and

(b)
agrees that it shall not have or assert any right or equity of redemption or any right under any statute or otherwise to redeem the Mortgaged Property or any part thereof after the sale hereunder to any person whether such sale is by the Lenders, any receiver or otherwise, notwithstanding, if such should be the case, that the Lenders may have purchased same.

43.
This Debenture may be executed in separate counterparts and by facsimile. Each counterpart, when so executed and delivered, shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument.

677965.v5

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In witness whereof the Corporation and the Lenders have attested by the signature of their proper officer or officers, or persons duly authorized in that behalf, this ______ day of September, 2005.

QUEST CANADA CORP.	LENDERS
Per:___________________________ Name: Cameron King Title: President and Chief Executive Officer	Per:______________________________ Name: Title:
Per:______________________________ Name: Title:
Per:______________________________ Name: Title:
Per:______________________________ Name: Title:

677965.v5

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SCHEDULE "A" ATTACHED TO AND FORMING PART OF THE DEBENTURE GRANTED BY QUEST CANADA CORP. TO THE LENDERS AND DATED THE ____ DAY OF SEPTEMBER, 2005

Specifically Mortgaged Property

The Specifically Mortgaged Property referred to in clause 4(a) to the Debenture to which this Schedule "A" forms part consists of all of the present and after-acquired right, title and interest of the Corporation in and to:

(a)
all petroleum, natural gas and related hydrocarbons or minerals in place or in storage within, upon or under the lands set forth in Exhibit "1" hereunto annexed and made part of this Schedule "A" (the interest of the Corporation therein being represented to be not less than that set forth in Exhibit "1") and all lands now or hereafter pooled, unitized, grouped or otherwise combined for production or other purposes with said lands; and

(b)
all rights, licences, agreements, leases, permits, servitudes, easements, rights of way, rights of entry and other surface rights, governmental or administrative authorizations, licenses, permits and consents and other rights now owned or hereafter acquired by the Corporation under which the Corporation derives or holds the right to enter upon and use the lands in Exhibit 1 (and any lands with which said lands are now or hereafter pooled, unitized, grouped or otherwise combined) including without limitation the right to drill for, produce, store, gather, treat, process, ship, or transport hydrocarbons now or hereafter produced or allocated to the lands in Exhibit 1 (and all lands with which said lands are now or are hereafter pooled, unitized, grouped or otherwise combined); and

(c)	all the estate or interest of the Corporation in or to any of the said hydrocarbons or minerals, rights, licences, permits and lands; and

(d)
all the right, title and interest of the Corporation in and to all surface and subsurface machinery, apparatus, equipment, field facilities and other property and assets of whatsoever nature and kind (including without limitation all wells, casing, tubing, rods, pumps and pumping equipment, Christmas trees and other wellhead equipment, separators, flow lines, pipelines, tanks, treaters, heaters, plans and systems to gather, treat and/or compress hydrocarbons, plants and systems to treat, dispose of or inject water or other substances, power plants, poles, lines, transformers, starters, controllers, machine shops, tools, spare parts and spare equipment, telephone, radio and other communication equipment, racks and storage facilities) used, useful, or intended to be used in connection with operations on or relating to the lands set forth in Exhibit "1" (and lands with which said lands are now or hereafter pooled, unitized, grouped or otherwise combined), including with respect to the production, injection, compression, treatment, storage, measuring, gathering or transportation of hydrocarbons therefrom or allocated thereto; and

(e)	all buildings, structures, improvements, expansions, erections, works and fixtures now or hereafter brought, built, erected, constructed, placed or otherwise situate on the lands in Exhibit 1 (or lands with which said lands are now or hereafter pooled, unitized, grouped or otherwise combined);

and in particular, but without limitation, the rights and interests of the Corporation referred to in Exhibit "1" hereto.

677965.v5

EXHIBIT "1" TO SCHEDULE "A" TO THAT $____________________ DEBENTURE DATED SEPTEMBER ______, 2005 GRANTED BY QUEST CANADA CORP.

LAND SCHEDULE

[Intentionally Left Blank]

677965.v5

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SCHEDULE "B" ATTACHED TO AND FORMING PART OF THE DEBENTURE GRANTED BY QUEST CANADA CORP. TO THE LENDERS AND DATED THE ____ DAY OF SEPTEMBER, 2005

Names of Lenders	Addresses of Lenders